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                                FOURTH AMENDMENT
                                       TO
                                 LOAN AGREEMENT
                                      AMONG
                              BANK OF AMERICA, N.A.
                                       AND
                                 LABARGE, INC.,
                               LABARGE/STC, INC.,
                             LABARGE WIRELESS, INC.
                                       AND
                                LABARGE OCS, INC.


         This AMENDMENT to LOAN AGREEMENT (the "Amendment") is entered into as of September 30, 1999, by LABARGE, INC., LABARGE/STC, INC., LABARGE WIRELESS, INC., AND LABARGE OCS, INC. (collectively and separately, "Borrower") and BANK OF AMERICA. N.A. (formerly known as NationsBank, N.A., which was successor by merger to The Boatmen's National Bank of St. Louis) ("Bank").

                                    RECITALS:

A. Borrower and Bank are parties to that certain Loan Agreement dated as of June 25, 1996, as amended by the amendment thereto dated March 20, 1997, and the amendment thereto dated as of June 25, 1999 (as it may be amended, restated, extended, renewed, replaced, or otherwise modified from time to time, the "Loan Agreement").

B. Borrower has requested that Bank amend the Loan Agreement to increase availability under the Borrower Base, which Bank is willing to do upon the terms and conditions contained herein.

         Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, Borrower and Bank hereby amend the Loan Agreement as follows:

1. DEFINITIONS. Capitalized terms used and not otherwise defined herein have the meanings given them in the Loan Agreement as amended hereby.

2. EFFECTIVE DATE OF AMENDMENT. This Amendment shall become effective as of September 30, 1999.

3.       AMENDMENTS TO LOAN AGREEMENT.

         3.1 REVISED BORROWING BASE. Section 3.1.2 of the Loan Agreement is hereby amended to read in its entirety as follows:

         "3.1.4. BORROWING BASE. The "Borrowing Base" on any date for any Revolving Advance shall be the sum of:

                  3.1.4.1. 85% of the total outstanding principal balance of Eligible Accounts as of the close of business on such date, or as certified in the Borrowing Base




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                  Certificate most recently furnished to Lender as required in
                  Section 14.14, whichever is less; plus

                  3.1.4.2. An amount equal to the sum of (i) 50% of the value of all Eligible Inventory that is finished goods, (ii) 30% of the value of all Eligible Inventory that is raw materials or work-in-process at the close of business on such date, or as certified in the Borrowing Base Certificate most recently furnished to Lender as required in Section 14.14, whichever is less; plus

                  3.1.4.3 50% of the net book value of Borrower's equipment in which Lender has a first priority Security Interest; plus

                  3.1.4.4. 75% of the net book value of Borrower's owned real property (excluding its owned real property in Joplin, Missouri); plus

                  3.1.4.5. $910,000 (which equals 70% of the current appraised value of Borrower's owned real property in Joplin, Missouri).

         For purposes of calculating the Borrowing Base: (i) all Inventory of Borrower shall be valued at the lower of cost or market on a first-in-first-out basis; (ii) raw materials and work-in-process shall be deemed to be equal to total Eligible Inventory less unapplied progress payments and inventory reserves as regularly maintained by Borrower; and (iii) finished goods shall be deemed to be equal to the estimated cost of Borrower's unbilled jobs."

5. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower hereby represents and warrants to Bank as of the date hereof that (i) this Amendment has been duly authorized by Borrower's Board of Directors, (ii) no consents are necessary from any third parties for Borrower's execution, delivery or performance of this Amendment, (iii) this Amendment constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms except as the enforcement thereof may be limited by bankruptcy, insolvency or other laws related to creditors rights generally or by the application of equity principles, (iv) the representations and warranties in the Loan Agreement are true and correct and have been true and correct at all times since the Effective Date, except as described in Exhibit A hereto, and (v) there exists no Default or Event of Default under the Loan Agreement, as amended by this Amendment.

6. EFFECT OF AMENDMENT. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Bank under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement, any of the other Loan Documents or any existing Default or Event of Default, nor act as a release or subordination of the security interests of Bank under the Security Documents. Each reference in the Loan Agreement to "the Agreement", "hereunder", "hereof", "herein", or words of like import, shall be read as referring to the Loan Agreement as amended by this Amendment.

7. REAFFIRMATION. Borrower hereby acknowledges and confirms that (i) except as expressly amended hereby the Loan Agreement remains in full force and effect,
(ii) the Loan Agreement, as amended hereby, is in full force and effect, (iii) Borrower has no defenses to its obligations under the Loan Agreement and the other Loan Documents, and (iv) Borrower has no claim against Bank arising from or in connection with the Loan Agreement or the other Loan Documents.




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8. GOVERNING LAW. This Amendment has been executed and delivered in St. Louis,
Missouri, and shall be governed by and construed under the laws of the State of Missouri without giving effect to choice or conflicts of law principles thereunder.

9. SECTION TITLES. The section titles in this Amendment are for convenience of reference only and shall not be construed so as to modify any provisions of this Amendment.

10. COUNTERPARTS; FACSIMILE TRANSMISSIONS. This Amendment may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Amendment may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

11. NOTICE ADDRESSES. The addresses of Bank and Borrower on the signature page hereof hereby replace the addresses for notices to Bank and Borrower, respectively, as referred to Section 19.1 of the Loan Agreement and listed on the signature page thereof.

12. INCORPORATION BY REFERENCE. Bank and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Amendment by this reference.

13. STATUTORY NOTICE. The following notice is given pursuant to Section 432.045 of the Missouri Revised Statutes; nothing contained in such notice will be deemed to limit or modify the terms of the Loan Documents or this Amendment:

         ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

BORROWER AND BANK HEREBY AFFIRM THAT THERE IS NO UNWRITTEN ORAL CREDIT AGREEMENT BETWEEN BORROWER AND BANK WITH RESPECT TO THE SUBJECT MATTER OF THIS AMENDMENT.

                            [SIGNATURE PAGE FOLLOWS]






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         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by appropriate duly authorized officers as of the date first above written.


LABARGE/STC, INC.                          LABARGE WIRELESS, INC.
By its President                           By its President

/s/ Craig E. LaBarge                       /s/ Craig E. LaBarge
----------------------------               ----------------------------
Print Name: Craig E. LaBarge               Print Name: Craig E. LaBarge


Notice Address:                            Notice Address:
C/O LaBarge, Inc.                          C/O LaBarge, Inc.
9900A Clayton Road                         9900A Clayton Road
St. Louis, MO  63124                       St. Louis, MO  63124
Attn: William J. Maender                   Attn: William J. Maender
FAX # 812-9438                             FAX # 812-9438
TEL # 997-0800                             TEL # 997-0800


LABARGE, INC.                              LABARGE OCS, INC.
by its President                           by its President


/s/ Craig E. LaBarge                       /s/ Craig E. LaBarge
----------------------------               ----------------------------
Print Name: Craig E. LaBarge               Print Name: Craig E. LaBarge


Notice Address:                            Notice Address:
LaBarge, Inc.                              C/O LaBarge, Inc.
9900A Clayton Road                         9900A Clayton Road
St. Louis, MO  63124                       St. Louis, MO  63124
Attn: William J. Maender                   Attn: William J. Maender
FAX # 812-9438                             FAX # 812-9438
TEL # 997-0800                             TEL # 997-0800

BANK OF AMERICA, N.A.
By its Assistant Vice President



----------------------------
Peter J. Adams II

Notice Address:
800 Market Street
St. Louis, MO  63101
Attn: Peter J. Adams II
      M01-800-12-01
FAX # 466-7783
TEL # 466-6061




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                                    EXHIBIT A

           Additions to the Disclosure Schedule in the Loan Agreement

None if nothing listed.